UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21750
Kayne Anderson Energy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

1800 Avenue of the Stars, Second Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067

(Name and address of agent for service)
Registrant’s telephone number, including area code: (310) 556-2721
Date of fiscal year end: November 30, 2007
Date of reporting period: November 30, 2007
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the year ended November 30, 2007 is attached below.

Kayne Anderson

Energy Total Return Fund

ANNUAL REPORT
NOVEMBER 30, 2007

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

LETTER TO STOCKHOLDERS

January 25, 2008

Dear Fellow Stockholders:

It was a tumultuous year for many of the energy-related sectors in which we invest, and we are pleased that we were able to navigate through the volatility and generate very strong returns. As an example of volatile sector performance, the MLP equity market showed tremendous strength in the first seven months of fiscal 2007, generating total returns of 20.3%, while the last five months of the fiscal year was one of the most difficult periods in recent memory. Additionally, the extremely strong performance of equities in the Marine Transportation sector during the first 11 months of fiscal 2007 was followed by a sharp downturn in November. In spite of the correction, the Marine Transportation sector generated total returns of 58.6% during the year. Canadian Royalty Trust equities showed several periods of strong performance, but ended up only 2.7% for the year. Finally, Coal equities improved substantially from August lows and ended the year up 32.4%.

Volatility in the market has continued in the first quarter of fiscal 2008, largely the result of weak performance of the overall equity markets, turbulence in the credit markets and fears of a global recession. As explained in greater detail later in this letter, we believe that the fundamentals for our underlying portfolio remain quite strong.

In light of this volatility, we are very pleased with our performance during fiscal 2007. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the dividends paid during the period being measured, assuming reinvestment in our dividend reinvestment program. During fiscal 2007, our Net Asset Value Return was 21.8%. During this period, our Net Asset Value per share increased from $25.44 to $29.01, and we paid cash dividends of $1.84 per share. Another measure of our performance is the Total Market Return, which is equal to the change in share price plus the dividends paid during the period, assuming reinvestment in our dividend reinvestment program. In spite of the turbulence in the overall equity and closed end fund markets, our Total Market Return was 10.2% during fiscal 2007.

Investments in equity securities were 87% of the Fund’s long-term investments and fixed income investments comprised the remaining 13%. The Fund’s long-term investments were categorized as follows: MLPs and MLP Affiliates (42%), Canadian Royalty Trusts (19%), Marine Transportation (19%), Coal Companies (5%) and U.S. Royalty Trusts and Other Energy Companies (15%).

Market Overview

One of the benefits of our portfolio is the diversification provided by investing in multiple energy-related sectors. This was demonstrated during fiscal 2007 as the total returns varied significantly by sector.

During the first seven months of fiscal 2007, the MLP equity markets (as measured by the Citigroup MLP Index, a market capitalization weighted index of 47 energy-related MLPs) had a total return of 20.3%. The MLP equity market declined substantially from its peak in mid-July, which resulted in a negative 8.3% total return for the Citigroup MLP Index for the last five months of fiscal 2007. In spite of the volatility in unit price performance, operating performance of the underlying portfolio companies was very strong throughout the year. The constituents in the Citigroup MLP Index increased distributions during the fiscal year by a weighted average of 11.3%. The sectors with the strongest distribution growth were the General Partner MLP sector and the Upstream MLP sector, which increased distributions by an average of 20.3% and 23.7%, respectively. During fiscal 2007, 48 of the 68 energy-related MLPs had distribution increases of 5% or more and 30 of those MLPs had distribution increases of greater than 10%.

There are numerous factors that we believe contributed to the decline in the unit prices of MLPs during the last five months of fiscal 2007, but virtually all are related directly or indirectly to credit market woes and declines in broader capital markets. The MLP equity market underperformed the broader equity market during this period, in part because MLPs experienced selling pressure that we believe was the result of multi-strategy hedge funds that liquidated MLP holdings in order to fund margin calls or to rotate into other sectors, as well as selling by retail investors. We also believe that some dedicated MLP funds contributed to the volatility in the sector during this period.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

LETTER TO STOCKHOLDERS — (CONTINUED)

The Canadian Royalty Trust sector performed well through mid-year, but was impacted beginning in August by broader market declines, declining natural gas prices and worldwide credit worries. After stock prices recovered in September and October, stock prices weakened again in November as the Alberta government approved substantial increases in oil and gas royalty rates and there were renewed concerns about high storage levels for natural gas. The changes to the royalty rates have drawn great protest from Canadian oil and gas producers and even caused EnCana Corporation, which is one of the largest producers in Canada, to threaten to reduce capital expenditures in Alberta by $1 billion. As a result of increasing pressure on operating costs, as well as the concerns relating to the ability to raise additional equity capital as a result of the prospective change in the taxation of royalty trusts, we saw significant consolidation in the sector during fiscal 2007, with five significant mergers being announced or completed. For fiscal 2007, we calculated that a market-weighted composite of 36 Canadian Royalty Trusts had a total return of 2.7%.

The Marine Transportation sector, which comprised 19% of long-term investments at fiscal year end, was sharply higher for the year. We calculated that the total return of a market-weighted composite of 33 Marine Transportation companies was 58.6% for fiscal 2007. This performance was largely attributable to the stock price performance of the dry bulk segment, which was driven by a 135% increase during fiscal 2007 in the Baltic Dry Index (which is an index that tracks dry bulk shipping rates) as a result of solid demand growth for the transportation of dry bulk commodities relative to vessel supply. Stock prices of dry bulk companies began to give back some of their gains in November; the Marine Transportation index declined by 9.9% during the month.

While only a small portion of our portfolio, the Coal sector had strong performance during fiscal 2007. Central Appalachian coal prices strengthened throughout the year. Much of this increase was driven by higher coal exports, which were up 14.0% for 2007 versus 2006 as a result of strong international demand and a weaker U.S. dollar. We calculated that a market-weighted composite of nine coal companies had a total return of 32.4% for fiscal 2007.

2008 Outlook

We expect the MLP equity market to continue to face challenges during the first half of 2008, as concerns remain over the impact of a recession, continued credit market woes and the continued need of MLPs to access the market for capital to fund growth.

We believe that third-party acquisition activity will continue to drive distribution growth in 2008, but that third-party acquisition activity will be at a lower level than 2007. We believe that after a short transition period, M&A multiples will decline to reflect the higher cost of capital. As a result, the accretive nature of the acquisitions will remain intact. Continuing a trend we saw in 2007, we think distribution growth will increasingly be driven by drop-down acquisitions (transactions where the general partner sells assets to the MLP) and internal growth projects. There has been a significant increase in the number of announced internal growth projects, which consist of expanding existing assets and constructing new assets. These opportunities typically have much higher expected returns (or lower multiples) than third-party acquisitions. We believe that MLPs will spend more than $10 billion on drop-down acquisitions and internal growth projects in 2008. As a result, we expect that distribution increases will be consistent with the double digit growth rates experienced in the past three years. While the ability to finance these projects may be more of an issue in 2008 than in 2007, we believe this provides us a greater opportunity to provide financing solutions to MLPs on a privately negotiated basis.

We believe that the total return prospects for Canadian Royalty Trusts are good, but that returns will vary substantially from trust to trust. As a result, we believe that stock selection will continue to be an important factor in generating strong returns in this sector. Canadian Royalty Trusts have been and will continue to be impacted by the prospect of weaker natural gas prices, higher royalties in Alberta and a relatively strong Canadian dollar that has mitigated the impact of higher oil prices and reduced drilling activity. While the risk remains that cash distributions will be reduced for some trusts as a result of these negative factors, we believe much of this risk is reflected in the lower prices of trusts compared to mid-year 2007. Some of this risk will be offset by a lower dependence upon acquisition activity and an increasing percentage of capital programs that are funded from internally generated cash

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

LETTER TO STOCKHOLDERS — (CONTINUED)

flow. We believe there could be significant upside with an upturn in realized natural gas prices or with any relief from the prospective taxation of the Canadian Royalty Trusts as corporations.

We continue to believe that the Marine Transportation sector has attractive long-term prospects, because it will continue to benefit from increasing global trade and economic growth. In the near term, we expect continued volatility in charter rates due to near-term uncertainty as to whether demand growth can absorb expected increases in shipping capacity and the impact of a potential recession in the United States on the global economy. In fact, these concerns have been reflected in stock price performance during the first quarter of fiscal 2008 and the Baltic Dry Index, which fell 43.4% from November 30, 2007 to January 25, 2008. This variability will continue to result in more volatile share price performance and dividends than in our other segments. To mitigate this, we will continue to focus our investments in companies that offer intermediate and long-term contracts that support attractive yields.

We expect that stock prices for Coal companies will remain strong as higher international coal prices, a weaker U.S. dollar and strong pricing for thermal coal deliveries into Europe drive domestic coal prices higher. We remain very positive on the long-term prospects for coal due to its abundant domestic supply and cost advantages relative to other energy sources.

Fiscal 2007 Financial Highlights

MLP equity securities, which are generally treated as partnerships for federal income tax purposes, comprised 24.3% of our total assets as of November 30, 2007. As a limited partner in the MLPs, we are allocated our pro rata share of the MLP’s taxable income. During fiscal 2007, we estimated that 90% of the MLP distributions received will be treated as a return of capital for tax purposes. Some of our non-MLP equity investments also have dividends or distributions that are treated as a return of capital, in percentages that range between 3% and 100%. For financial reporting purposes, we reflect our dividends and distributions net of the return of capital portion. As a result, only a portion of the cash dividends and distributions received from MLPs and non-MLP equity investments are included in investment income. The portion of the distributions and dividends we received that are treated as a return of capital are reflected as a reduction in the cost basis of our portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.

During fiscal 2007, the Fund had a net increase in net assets resulting from operations of $189.1 million. The components of this increase are (i) net investment income of $34.8 million, (ii) net realized gains of $38.5 million and (iii) net change in unrealized gains of $115.8 million.

During fiscal 2007, our net investment income was $34.8 million. This consisted of gross dividends and distributions of $67.1 million, or $38.4 million of net dividends and distributions after the deduction of $24.7 million of cash dividends and distributions received by us that were treated as a return of capital and after $4.0 million of foreign taxes. Interest income on fixed income investments and repurchase agreements was $15.0 million. Expenses were $18.6 million, including $14.4 million of investment management fees (net of fee waivers). Investment management fees (net of fee waivers) were equal to an annual rate of 1.19% of total average assets.

Net realized gains during fiscal 2007 were $38.5 million, consisting of realized gains on investments of $34.4 million, losses of $0.1 million on foreign currency transactions, gains on options written of $3.0 million, and $1.2 million of gains pursuant to interest rate swap contracts.

Net change in unrealized gains during fiscal 2007 was $115.8 million, consisting of unrealized gains on investments of $122.3 million offset by a decrease in the mark-to-market value of the interest rate swap contracts of $6.0 million and unrealized losses on options written of $0.5 million.

During fiscal 2007, we paid four quarterly dividends to our common stockholders, which totaled $1.84 per share. On January 11, 2008, we paid a dividend of $0.49 per share to stockholders of record on December 31, 2007. The payment of this dividend represents our seventh dividend increase and a 20.6% increase from our initial quarterly dividend paid on October 14, 2005. Management intends to continue paying quarterly dividends and

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

LETTER TO STOCKHOLDERS — (CONCLUDED)

expects to increase its dividends to the extent permitted by increases in the dividends and distributions from the Fund’s portfolio investments.

We look forward to continuing to execute on our business plan of achieving high total returns by investing in MLPs, Royalty Trusts and Other Energy Companies. We invite you to visit our website at www.kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PORTFOLIO SUMMARY
NOVEMBER 30, 2007
(UNAUDITED)

Portfolio Investments, by Category

Top 10 Holdings, by Issuer

		Percent of Total
Holding	Sector	Investments

1. Kinder Morgan Management, LLC	MLP	11.3%

2. Plains All American Pipeline, L.P.	MLP	5.6

3. Enterprise Products Partners L.P.	MLP	3.8

4. Enbridge Energy Management, L.L.C.	MLP	3.0

5. Crescent Point Energy Trust	Canadian Royalty Trust	2.6

6. Genco Shipping & Trading Limited	Marine Transportation	2.6

7. Quintana Maritime Limited	Marine Transportation	2.5

8. Eagle Bulk Shipping Inc.	Marine Transportation	2.3

9. Seaspan Corporation	Marine Transportation	1.9

10. Enerplus Resources Fund	Canadian Royalty Trust	1.8

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007

This discussion contains forward looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.

Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund with an investment objective to obtain a high total return with an emphasis on current income by investing primarily in securities of companies engaged in the energy industry. The Fund’s investments include master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”), marine transportation companies, and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. It is the Fund’s intention to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

During the fiscal year ended November 30, 2007, the Fund’s investments, as well as additional capital from the Fund’s revolving credit line, increased the long-term investments of the Fund to $1.3 billion at November 30, 2007 compared to $1.1 billion at November 30, 2006. At November 30, 2007, equity and fixed income investments were 87% and 13%, respectively, of the Fund’s long-term investments. At November 30, 2007, the Fund’s long-term investments were as follows:

Long-term Investments

	Amount	Percentage
Category	($ in 000s)	of Total

Equity
MLP & MLP Affiliates	$544,134	42.4%
Canadian Royalty Trust	227,761	17.7
Marine Transportation	230,960	18.0
Coal	62,497	4.9
U.S. Royalty Trust	51,622	4.0
Fixed Income	166,365	13.0

Total	$1,283,339	100.0%

MLP equity securities, which are generally treated as partnerships for federal income tax purposes, comprised 25% of the Fund’s long-term investments as of November 30, 2007. As a limited partner in the MLPs, the Fund is allocated its pro rata share of the MLP’s taxable income. During the fiscal year ended November 30, 2007, the Fund estimated that 90% of the MLP distributions received would be treated as a return of capital for tax purposes. During fiscal 2007, certain of the Fund’s royalty trusts and marine transportation companies had dividends or distributions that were estimated to be a return of capital for tax purposes. For financial reporting purposes, the Fund reflects its dividends and distributions net of the return of capital portion. As a result, only 10% of the cash distributions from MLPs received during the fiscal period and only a portion of the dividends and distributions received from certain non-MLP equity investments are included in investment income. The portion of the distributions and dividends that we received that are treated as a return of capital are reflected as a reduction in the cost basis of the Fund’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION — (CONCLUDED)

Performance Review

One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the dividends paid during the period being measured, assuming reinvestment at prices obtained through our dividend reinvestment program. During fiscal 2007, our Net Asset Value Return was 21.8%. During this period, our net asset value per share increased by $3.57, or 14.0%, from $25.44 at November 30, 2006 to $29.01 at November 30, 2007. Another measure of our performance is the Total Market Return, which is equal to the change in share price plus the dividends paid during the period, assuming reinvestment in our dividend reinvestment program. In spite of the turbulence in the overall equity and closed end fund markets, our Total Market Return was 10.2% during fiscal 2007.

The Fund paid quarterly dividends totaling $1.84 per share to its common stockholders during fiscal 2007.

Financial Review

During the fiscal year ended November 30, 2007, the Fund had a net increase in net assets resulting from operations of $189.1 million before dividends to preferred stockholders of $16.1 million. The components of this increase are (i) net investment income of $34.8 million, (ii) net realized gains of $38.5 million, and (iii) net change in unrealized gains of $115.8 million.

The Fund earned net investment income of $34.8 million during fiscal 2007. This consisted of net dividends and distributions of $38.4 million (net of $4.0 million of foreign taxes), which was after the deduction of $24.7 million of cash dividends and distributions received by the Fund that were treated as a return of capital. Interest income on repurchase agreements and fixed income investments was $15.0 million. Expenses were $18.6 million, including $14.4 million of investment management fees (net of fee waivers).

Net realized gains during fiscal 2007 were $38.5 million, consisting of realized gains on investments of $34.4 million, gains on options of $3.0 million, gains of $1.2 million from payments pursuant to interest rate swap contracts and losses of $0.1 million on foreign currency transactions.

Net change in unrealized gains during fiscal 2007 was $115.8 million, consisting of unrealized gains on investments of $122.3 million, offset by losses on options of $0.5 million and a decrease in the mark-to-market value of the interest rate swap contracts of $6.0 million. To partially hedge itself against interest rate risk, the Fund had entered into interest rate swap contracts with a notional value of $210 million. At November 30, 2007, these contracts had a weighted average fixed rate of 4.67% and a weighted average duration of 4.3 years.

Recent Events

On December 6, 2007 and January 22, 2008, the Fund entered into two additional interest rate swap agreements with a notional value of $25 million and $30 million, at a fixed interest rate of 3.85% and 3.20%, respectively. Each of these interest rate swap agreements has a maturity of three years. Under the agreements, the Fund receives floating rate of interest and pays a fixed rate of interest on the notional value of the swaps.

On January 11, 2008, the Fund paid a dividend to its common stockholders in the amount of $0.49 per share, for a total of $15.8 million. Pursuant to the Fund’s dividend reinvestment plan, $5.4 million was reinvested, consisting of 209,275 shares of common stock that were purchased in the open market to satisfy such reinvestment plan.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 137.3%
Equity Investments(a) — 119.5%
United States — 95.1%
MLP(b)(c) — 54.3%
Atlas Energy Resources, LLC	41	$1,324
Atlas Energy Resources, LLC — Unregistered(d)	261	7,798
Atlas Pipeline Partners, L.P.	170	7,637
BreitBurn Energy Partners L.P. — Unregistered(d)	306	8,093
Buckeye Partners, L.P.	50	2,403
Calumet Specialty Products Partners, L.P.	234	8,646
Capital Product Partners L.P.(e)	329	8,135
Constellation Energy Partners LLC — Unregistered(d)	65	2,184
Copano Energy, L.L.C.	32	1,232
Crosstex Energy, L.P.	104	3,497
Crosstex Energy, L.P. — Class C Senior Subordinated Units(d)(f)	356	11,657
DCP Midstream Partners, LP	79	3,210
Eagle Rock Energy Partners, L.P.	46	972
Enbridge Energy Management, L.L.C.(e)(g)	735	38,033
Encore Energy Partners LP	84	1,696
Energy Transfer Partners, L.P.	118	6,087
Enterprise Products Partners L.P.	1,564	48,882
Exterran Partners, L.P.	166	5,779
Exterran Partners, L.P. — Unregistered(d)	54	1,852
Ferrellgas Partners, L.P.	34	786
Global Partners LP	149	4,104
Hiland Partners, LP	58	2,769
Holly Energy Partners, L.P.	93	4,032
Inergy, L.P.	172	5,557
K-Sea Transportation Partners L.P.	39	1,445
Kinder Morgan Management, LLC(e)(g)	2,897	145,013
Legacy Reserves LP	59	1,269
Magellan Midstream Partners, L.P.	255	11,177
MarkWest Energy Partners, L.P.	57	1,881
Martin Midstream Partners L.P.	231	8,876
Natural Resource Partners L.P.	97	3,121
NuStar Energy L.P.	81	4,571
ONEOK Partners, L.P.	204	12,278
OSG America L.P.(f)	90	1,682
Penn Virginia Resource Partners, L.P.	141	3,691

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2007
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

MLP(b)(c) — (Continued)
Plains All American Pipeline, L.P.	1,387	$72,502
Regency Energy Partners LP	296	9,122
SemGroup Energy Partners, L.P.	115	3,077
Spectra Energy Partners, LP	22	557
Sunoco Logistics Partners L.P.	118	5,908
Targa Resources Partners LP	111	3,158
TC PipeLines, LP	342	12,645
Teekay LNG Partners L.P.	91	2,705
Teekay Offshore Partners L.P.(e)	347	8,925
TEPPCO Partners, L.P.	129	5,132
Williams Partners L.P.	63	2,575

		507,675

MLP Affiliates(c) — 3.9%
Atlas America, Inc.	161	9,127
Atlas Pipeline Holdings, L.P.(h)	10	329
Crosstex Energy, Inc.	426	15,289
Energy Transfer Equity, L.P.(h)	179	6,190
Hiland Holdings GP, LP(h)	66	1,690
MarkWest Hydrocarbon, Inc.(i)	63	3,834

		36,459

Marine Transportation — 24.7%
Aries Maritime Transport Limited	1,192	8,226
Arlington Tankers Ltd.	758	16,259
Danaos Corporation	182	5,555
Diana Shipping Inc.	370	13,105
Double Hull Tankers, Inc.	1,450	19,230
Eagle Bulk Shipping Inc.	1,037	29,665
Euroseas Ltd.	129	1,963
Genco Shipping & Trading Limited	520	32,925
General Maritime Corporation	245	6,552
OceanFreight, Inc.	538	11,769
Omega Navigation Enterprises, Inc.	1,059	18,467
Paragon Shipping Inc.	92	1,877
Quintana Maritime Limited	1,222	32,431
Seaspan Corporation	880	24,683
Ship Finance International Limited	324	8,253

		230,960

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2007
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Coal — 6.7%
Alpha Natural Resources, Inc.(i)	267	$7,509
Arch Coal, Inc.(i)	507	19,191
CONSOL Energy Inc.(i)	187	11,068
Foundation Coal Holdings, Inc.	327	14,836
Peabody Energy Corporation(i)	178	9,893

		62,497

Royalty Trust — 5.5%
Cross Timbers Royalty Trust	109	4,363
Hugoton Royalty Trust	396	9,117
MV Oil Trust	648	15,290
Permian Basin Royalty Trust	807	12,230
San Juan Basin Royalty Trust	308	10,622

		51,622

Total United States (Cost $689,482)		889,213

Canada — 24.4%
Royalty Trust — 24.4%
ARC Energy Trust	1,223	23,267
Baytex Energy Trust	756	14,211
Bonavista Energy Trust	824	21,694
Bonterra Energy Income Trust	38	960
Canetic Resources Trust	1,311	17,775
Crescent Point Energy Trust	1,420	33,654
Enerplus Resources Fund	574	23,442
Fairborne Energy Trust	891	5,000
Focus Energy Trust	647	10,431
Fording Canadian Coal Trust	188	6,422
Harvest Energy Trust	302	6,470
NAL Oil & Gas Trust	929	10,866
Penn West Energy Trust	497	13,196
Peyto Energy Trust	500	8,390
Progress Energy Trust	759	8,234
Vermilion Energy Trust	467	16,625
Zargon Energy Trust	311	7,124

Total Canada (Cost $234,083)		227,761

Total Equity Investments (Cost $923,565)		1,116,974

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2007
(amounts in 000’s)

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Fixed Income Investments — 17.8%
United States — 15.4%
Coal — 0.7%
Massey Energy Company	6.875%	12/15/13	$2,000	$1,890
Peabody Energy Corporation(j)	4.750	12/15/66	4,000	4,790

				6,680

Marine Transportation — 1.2%
Navios Maritime Holdings, Inc.	9.500	12/15/14	10,500	10,789

Midstream — 2.6%
SemGroup, L.P.	8.750	11/15/15	10,065	9,612
Targa Resources, Inc.	8.500	11/01/13	15,500	15,190

				24,802

Oilfield Services — 1.5%
Allis-Chalmers Energy Inc.	9.000	1/15/14	8,870	8,870
Dresser, Inc.	(k)	5/04/15	5,000	4,800

				13,670

Upstream — 7.6%
ATP Oil & Gas Corporation	(l)	4/14/10	11,371	11,257
Beryl Oil and Gas LP	(m)	7/14/11	3,866	3,808
Carrizo Oil & Gas, Inc.	(n)	7/21/10	19,901	19,851
CDX Funding, LLC	(o)	3/31/13	8,750	8,356
Mariner Energy, Inc.	8.000	5/15/17	3,000	2,835
Mariner Energy, Inc.	7.500	4/15/13	9,000	8,550
Parallel Petroleum Corporation	10.250	8/01/14	6,500	6,468
Petrohawk Energy Corporation	9.125	7/15/13	9,500	9,975

				71,100

Other Energy — 1.8%
Dynegy Holdings, Inc.	7.750	6/01/19	2,000	1,800
Dynegy Holdings, Inc.	7.500	6/01/15	3,000	2,760
Energy Future Holdings Corp.	10.250	11/01/15	5,000	4,813
Energy Future Holdings Corp.	(p)	10/10/14	7,500	7,378

				16,751

Total United States (Cost $145,381)				143,792

Canada — 2.4%
Royalty Trust — 1.2%
Harvest Operations Corp.	7.875	10/15/11	11,500	10,753

Other Energy — 1.2%
OPTI Canada Inc.	8.250	12/15/14	12,000	11,820

Total Canada (Cost $24,000)				22,573

Total Fixed Income Investments (Cost $169,381)				166,365

Total Long-Term Investments (Cost $1,092,946)				1,283,339

Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Bear, Stearns & Co. Inc. (Agreement dated 11/30/2007 to be repurchased at $916), collateralized by $944 in U.S. Treasury Bonds (Cost $915)	3.150	12/03/07		915

Total Investments — 137.4% (Cost $1,093,861)				1,284,254

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2007
(amounts in 000’s)

	No. of
Description	Contracts	Value

Liabilities
Call Option Contracts Written(q)
United States
Coal
Alpha Natural Resources, Inc., call option expiring 12/22/2007 @ $25.00	1,000	$(350)
Arch Coal, Inc., call option expiring 12/22/2007 @ $35.00	1,000	(380)
CONSOL Energy, Inc., call option expiring 12/22/2007 @ $50.00	1,000	(910)
Peabody Energy Corporation, call option expiring 12/22/2007 @ $55.00	1,000	(210)

Total Call Option Contracts Written (Premiums received $847)		(1,850)

Revolving Credit Line		(41,000)
Unrealized Depreciation on Interest Rate Swap Contracts		(5,312)
Other Liabilities		(15,943)

Total Liabilities		(64,105)
Other Assets		14,285

Total Liabilities in Excess of Other Assets		(49,820)
Preferred Stock at Redemption Value		(300,000)

Net Assets Applicable To Common Stockholders		$934,434

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Unless otherwise noted, securities are treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. Although the Fund had 33.8% of its net assets invested in securities treated as publicly traded partnerships at November 30, 2007, the Fund had less than 25% of its total assets invested in these securities. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Includes Limited Liability Companies.

(d)	Fair valued and restricted security. (See Notes 2 and 5).

(e)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(f)	Security is currently not paying cash distributions but is expected to pay cash distributions or convert to securities which pay cash distributions within the next 12 months.

(g)	Distributions are paid-in-kind.

(h)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(i)	Security or a portion thereof is segregated as collateral on option contracts written or interest rate swap contracts.

(j)	Convertible security.

(k)	Floating rate senior secured second lien term loan. Security pays interest at a rate of LIBOR + 575 basis points (11.13% as of November 30, 2007).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONCLUDED)
NOVEMBER 30, 2007

(l)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 350 basis points (8.30% as of November 30, 2007).

(m)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 400 basis points (9.70% as of November 30, 2007).

(n)	Floating rate senior secured second lien credit facility. Security pays interest at a rate of LIBOR + 475 basis points (9.95% as of November 30, 2007).

(o)	Floating rate senior secured second lien term loan. Security pays interest at a rate of LIBOR + 625 basis points (11.39% as of November 30, 2007).

(p)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 350 basis points (8.40% as of November 30, 2007).

(q)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2007
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value (Cost — $1,092,946)	$1,283,339
Repurchase agreement (Cost — $915)	915

Total investments (Cost — $1,093,861)	1,284,254
Cash denominated in foreign currency (Cost — $513)	508
Deposits with brokers	4,250
Receivable for securities sold (Cost — $3,108)	3,108
Interest, dividends and distributions receivable (Cost — $6,244)	6,218
Prepaid expenses	201

Total Assets	1,298,539

LIABILITIES
Revolving credit line	41,000
Payable for securities purchased (Cost — $13,787)	13,787
Investment management fee payable	1,304
Call option contracts written, at fair value (Premiums received — $847)	1,850
Accrued directors’ fees and expenses	52
Accrued expenses and other liabilities	800
Unrealized depreciation on interest rate swap contracts	5,312

Total Liabilities	64,105

PREFERRED STOCK
Series A, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series B, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series C, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000

Total Preferred Stock	300,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$934,434

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (32,443,513 shares issued, 32,205,867 shares outstanding and 199,979,000 shares authorized)	$32
Paid-in capital, less distributions in excess of taxable income	764,565
Accumulated net investment income less distributions not treated as tax return of capital	(6,819)
Accumulated net realized gains less distributions not treated as tax return of capital	(7,393)
Net unrealized gains on investments, foreign currency translations, options and interest rate swap contracts	184,049

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$934,434

NET ASSET VALUE PER COMMON SHARE	$29.01

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions (after foreign taxes withheld of $3,992)	$63,125
Return of capital	(24,706)

Net dividends and distributions	38,419
Interest	15,003

Total Investment Income	53,422

Expenses
Investment management fees	15,294
Administration fees	690
Professional fees	401
Custodian fees	203
Reports to stockholders	184
Directors’ fees	176
Insurance	173
Other expenses	519

Total Expenses — Before Investment Management Fee Waivers, Interest Expense and Auction Agent Fees	17,640
Investment management fee waivers	(852)
Interest expense	1,087
Auction agent fees	765

Total Expenses	18,640

Net Investment Income	34,782

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	34,385
Foreign currency transactions	(66)
Options written	3,016
Interest rate swap contracts	1,170

Net Realized Gains	38,505

Net Change in Unrealized Gains/(Losses)
Investments	122,297
Foreign currency translations	(8)
Options written	(548)
Interest rate swap contracts	(5,956)

Net Change in Unrealized Gains	115,785

Net Realized and Unrealized Gains	154,290

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	189,072
DIVIDENDS TO PREFERRED STOCKHOLDERS	(16,101)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$172,971

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2007	2006

OPERATIONS
Net investment income	$34,782	$37,230
Net realized gains	38,505	14,040
Net change in unrealized gains	115,785	60,828

Net Increase in Net Assets Resulting from Operations	189,072	112,098

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS(1)
Dividends from net investment income	(7,254)	(13,721)
Dividends from net realized short-term capital gains	(4,653)	—
Distributions from net realized long-term capital gains	(4,194)	—

Dividends/Distributions to Preferred Stockholders	(16,101)	(13,721)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends from net investment income	(26,509)	(27,243)
Dividends from net realized short-term capital gains	(17,004)	(25,762)
Distributions from net realized long-term capital gains	(15,329)	—
Distributions — tax return of capital	—	(1,088)

Dividends/Distributions to Common Stockholders	(58,842)	(54,093)

CAPITAL STOCK TRANSACTIONS
Underwriting discounts and offering expenses associated with the issuance of common stock	—	165
Underwriting discounts and offering expenses associated with the issuance of preferred stock	131	(3,508)
Common stock purchased under the share repurchase program (764,275 shares)	—	(17,640)
Issuance of 526,629 from treasury shares and 239,513, new shares of common stock from reinvestment of distributions, respectively	14,111	5,799

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	14,242	(15,184)

Total Increase in Net Assets Applicable to Common Stockholders	128,371	29,100

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	806,063	776,963

End of year	$934,434	$806,063

(1)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal years ended November 30, 2007 and November 30, 2006 as either dividends (ordinary income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$189,072
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	24,706
Realized gains on investments, options and interest rate swap contracts	(38,571)
Unrealized gains (excluding impact on cash of $2 of foreign currency translations)	(115,783)
Amortization of bond premium	436
Purchase of investments	(706,550)
Proceeds from sale of investments	631,131
Proceeds from short-term investments, net	37,365
Increase in deposits with brokers	(3,673)
Decrease in receivable for securities sold	3,549
Decrease in interest, dividend and distributions receivables	432
Decrease in prepaid expenses	73
Decrease in payable for securities purchased	(2,514)
Increase in investment management fee payable	275
Decrease in option contracts written	(307)
Increase in accrued directors’ fees and expenses	2
Increase in accrued expenses and other liabilities	63

Net Cash Provided by Operating Activities	19,706

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit line	41,000
Underwriting discount and offering expenses associated with the issuance of shares of common and preferred stock	131
Cash dividends paid to preferred stockholders	(16,101)
Cash dividends and distributions paid to common stockholders	(44,731)

Net Cash Used in Financing Activities	(19,701)

NET INCREASE IN CASH	5
CASH — BEGINNING OF YEAR	503

CASH — END OF YEAR	$508

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $14,111 pursuant to the Fund’s dividend reinvestment plan.

During the fiscal year ended November 30, 2007, state taxes paid were $123 and interest paid was $978.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

					For the Period
	For the Fiscal				June 28, 2005(1)
	Year Ended				through
	November 30,				November 30,
	2007		2006		2005
Per Share of Common Stock
Net asset value, beginning of period	$25.44		$24.13		$23.84	(2)
Income from Investment Operations(3)
Net investment income	1.09		1.17		0.23
Net realized and unrealized gains	4.82		2.34		0.33

Total income from investment operations	5.91		3.51		0.56

Dividends — Preferred Stockholders(3)
Dividends from net investment income	(0.23)		(0.44)		—
Dividends from net realized short-term capital gains	(0.14)		—		—
Distributions from net realized long-term capital gains	(0.13)		—		—

Total dividends/distributions — Preferred Stockholders	(0.50)		(0.44)		—

Dividends/Distributions — Common Stockholders
Dividends from net investment income	(0.83)		(0.86)		(0.23)
Dividends from net realized short-term capital gains	(0.53)		(0.81)		(0.04)
Distributions from net realized long-term capital gain	(0.48)		—		—
Distributions — return of capital	—		(0.03)		—

Total dividends/distributions — Common Stockholders	(1.84)		(1.70)		(0.27)

Capital Stock Transactions(3)
Effect of common stock repurchased	—		0.05		—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		(0.11)		—

Total capital stock transactions	—		(0.06)		—

Net asset value, end of period	$29.01		$25.44		$24.13

Market value per share of common stock, end of period	$25.79		$25.00		$21.10

Total investment return based on common stock market value(4)	10.2%		27.2%		(14.6)%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$934,434		$806,063		$776,963
Ratio of expenses to average net assets, including investment management fee waivers	2.1%		1.8%		1.5%
Ratio of expenses to average net assets, excluding investment management fee waivers	2.2%		2.1%		1.7%
Ratio of net investment income to average net assets	3.8%		4.6%		2.3%
Net increase in net assets applicable to common stockholders resulting from operations to average net assets	19.1%		12.3%		2.4	%(6)
Portfolio turnover rate	52.1	%(7)	63.8	%(7)	23.2	%(7)
Auction Rate Preferred Stock, end of period	$300,000		$300,000		—
Asset coverage of Auction Rate Preferred Stock	374.0	%(8)	368.7	%(8)	—
Average amount of borrowings outstanding per share of common stock during the period	$0.53		$0.08		—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Based on average shares outstanding of 32,036,996; 31,809,344 and 32,204,000, for the fiscal year ended November 30, 2007; for the fiscal year ended November 30, 2006 and for the period June 28, 2005 through November 30, 2005, respectively.

(4)	Not annualized for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(6)	Not annualized.

(7)	Not annualized for the period June 28, 2005 through November 30, 2005. For the fiscal years ended November 30, 2007 and 2006 and for the period June 28, 2005 through November 30, 2005, calculated based on the sales of long-term investments of $631,131; $642,858 and $89,565 divided by the monthly average long-term investment balance of $1,211,720; $1,008,403 and $386,316, respectively.

(8)	Represents the value of total assets less all liabilities and indebtedness not represented by Auction Rate Preferred Stock and amounts borrowed under the revolving credit line divided by the aggregate amount of Auction Rate Preferred Stock and amounts borrowed under the revolving credit line.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2007
(amounts in 000’s, except option contracts written, share and per share amounts)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). Effective December 31, 2006, Kayne Anderson Capital Advisors, L.P. (“KACALP” or the “Former Adviser”) assigned the Investment Management Agreement to its subsidiary, KA Fund Advisors, LLC (“KAFA “or the “Adviser”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) by the total number of common shares outstanding.

C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call option contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Fund using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis. The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KAFA investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by KAFA, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly tradable (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At November 30, 2007, the Fund held 3.4% of its net assets applicable to common stockholders (2.4% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate fair value of $31,584.

Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 1, 2007, the Fund adopted SFAS No. 157. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of this standard did not have any material effect on the Fund’s net asset value.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2007, the Fund had no open short sales.

F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 — Option Contracts Written for more detail on option contracts written.

G. Security Transactions and Investment Income — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. For the fiscal year ended November 30, 2007, the Fund estimated that 90% of the MLP distributions received and 5% of Canadian Royalty Trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $24,706 of dividends and distributions received from its investments. Included in this amount is an increase of $645 attributable to distributions received in fiscal 2006 based on tax reporting information received by the Fund in fiscal 2007. The return of capital of $24,706 resulted in an equivalent reduction in the cost basis of the associated investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $4,585 and $20,121, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded.

H. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Dividend and distributions to stockholders of each series of the Fund’s Auction Rate Preferred Stock are accrued on a daily basis and are determined as described in Note 9 — Preferred Stock. The Fund’s dividends may be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Fund. The Fund is unable to make final determinations as to the tax character of the dividend until the January after the end of the current fiscal year. The Fund informs its common stockholders of the tax character of dividends during that fiscal year in January following such fiscal year.

I. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

J. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

Income and capital gain distributions made by Regulated Investment Companies often differ from the aggregate GAAP basis net investment income and net realized gains. For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. As of November 30, 2007, accumulated dividends and distributions to preferred and common stockholders exceeded accumulated net investment income and net realized gains for GAAP purposes by $16,390. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of November 30, 2007, the principal temporary differences were realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules, and disallowed partnership losses related to the Fund’s MLP investments. For purposes of characterizing the nature of the dividend to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes is treated as a return of capital. Earnings and profits differ from the taxable income due principally to adjustments related to the Fund’s investments in MLPs

The tax basis of the components of distributable earnings can differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At November 30, 2007, the components of the distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$809
Undistributed long-term capital gains	—
Unrealized appreciation	170,978

Total distributable earnings	$171,787

For the fiscal year ended November 30, 2007, the tax character of the total $58,842 dividends and distributions paid to common stockholders was $43,513 (ordinary income) and $15,329 (capital gains). For the fiscal year ended November 30, 2007, the tax character of the $16,101 dividend paid to preferred stockholders was $11,907 (ordinary income) and $4,194 (capital gains).

For the fiscal year ended November 30, 2006, the tax character of the total $54,093 dividends and distributions paid to common stockholders was $53,005 (ordinary income) and $1,088 (return of capital). For the fiscal year

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

ended November 30, 2006, the tax character of the $13,721 dividend paid to preferred stockholders was ordinary income.

At November 30, 2007, the identified cost of investments for federal income tax purposes was $1,106,982, and the cash received on option contracts written was $847. At November 30, 2007, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$213,793
Gross unrealized depreciation of investments (including options)	(37,525)

Net unrealized appreciation before interest rate swap contracts and foreign currency related translations	176,268
Unrealized depreciation on interest rate swap contracts	(5,261)
Unrealized depreciation on foreign currency related translations	(29)

Net unrealized appreciation	$170,978

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.

Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenure of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Fund adopted FIN 48 as of December 1, 2007, and the adoption of the interpretation did not have a material effect on the Fund’s net asset value.

K. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

L. Offering Costs — Offering costs incurred in connection with the sale of shares of common stock and the issuance of each series of the preferred stock were charged to paid-in capital when the shares were issued.

M. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

A. Investment Management Agreement — The Fund has entered into an Investment Management Agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser, as compensation for the services rendered by it, a management fee, payable monthly, equal on an annual basis to 1.25% of the average monthly total assets of the Fund. During the second year of investment activities (from June 30, 2006 until June 29, 2007), KAFA has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.125% of its average monthly total assets. For the fiscal year ended November 30, 2007, the fee waiver amounted to $852.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

the sum of the Fund’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

B. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of securities that it holds as “voting securities” unless the security holders of such class have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

C. Other Affiliates — For the fiscal year ended November 30, 2007, KA Associates, Inc., an affiliate of the Adviser, earned approximately $25 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

5.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale, particularly private investments that are not registered under the Securities Act of 1933 and cannot, as a result, be offered for public sale in a non-exempt transaction without first being registered. Such restricted investments are valued in accordance with the procedures established by the Board of Directors and more fully described in Note 2 — Significant Accounting Policies. The table below shows the number of units held, the acquisition date, cost basis, and fair value as of November 30, 2007, fair value per unit of such security, percent of net assets applicable to common stockholders and percent of total assets which the security comprises.

		Type of	Number of	Acquisition	Cost		Fair Value	Percent of	Percent of
Investment	Security	Restrictions	Units	Date	Basis	Fair Value	per Unit	Net Assets	Total Assets

Atlas Energy Resources, LLC	Common Units	(1)(2)	79	6/29/07	$1,896	$2,395	$30.15	0.3%	0.2%
Atlas Energy Resources, LLC	Common Units	(1)(2)(3)	182	6/29/07	4,505	5,403	29.72	0.6	0.4
BreitBurn Energy Partners L.P.	Common Units	(1)	121	5/24/07	3,784	3,502	28.89	0.4	0.3
BreitBurn Energy Partners L.P.	Common Units	(1)(2)	185	10/30/07	4,926	4,591	24.79	0.5	0.3
Constellation Energy Partners LLC	Common Units	(1)(2)	29	7/25/07	983	967	33.56	0.1	0.1
Constellation Energy Partners LLC	Common Units	(1)(2)(4)	36	7/25/07	1,255	1,217	33.40	0.1	0.1
Crosstex Energy, L.P.	Class C Senior Subordinated Units	(5)	356	6/29/06	10,000	11,657	32.71	1.2	0.9
Exterran Partners, L.P.	Common Units	(1)	54	7/9/07	1,839	1,852	34.32	0.2	0.1

					$29,188	$31,584		3.4%	2.4%

(1)	Security that is unregistered.

(2)	Security subject to lock-up agreement.

(3)	These exchange listed Common Units were converted from Class D units on November 14, 2007.

(4)	These exchange listed Common Units were converted from Class F units on November 12, 2007.

(5)	No public market exists for Class C Senior Subordinated Units. These units convert to listed Common Units on February 16, 2008.

6.	Option Contracts Written

Transactions in written call options for the fiscal year ended November 30, 2007 were as follows:

	Number of	Premiums
	Contracts	Received

Call Options Written
Options outstanding at beginning of year	9,633	$1,154
Options written	52,081	9,181
Options written terminated in closing purchase transactions	(5,265)	(700)
Options exercised	(37,064)	(6,294)
Options expired	(15,385)	(2,494)

Options outstanding at end of year	4,000	$847

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

7.	Investment Transactions

For the fiscal year ended November 30, 2007, the Fund purchased and sold securities in the amount of $706,550 and $631,131 (excluding short-term investments, options and interest rate swaps), respectively.

8.	Revolving Credit Line

The Fund has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Fund may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. The credit line is secured by Fund assets held in custody by Custodial Trust Company. For the fiscal year ended November 30, 2007, the average amount outstanding was $17,108 with a weighted average interest rate of 6.27%. As of November 30, 2007, the Fund had outstanding borrowings on the revolving credit line of $41,000 and the interest rate was 5.78%. Any loans under this line are repayable on demand by the lender at any time.

9.	Preferred Stock

On December 22, 2005 the Fund has issued three series of auction rate preferred stock (“Preferred Stock”) for a total of $300,000. Each series (Series A, Series B and Series C) consists of 4,000 outstanding shares and each in the amount of $100,000. The Fund has authorized a total of 21,000 shares of Preferred Stock. The Preferred Stock has rights determined by the Board of Directors. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the Preferred Stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates of Series A, B and C Preferred Stock as of November 30, 2007 were 5.37%, 5.45%, and 5.25%, respectively. The weighted average dividend rates of Series A, B and C Preferred Stock for the fiscal year ended November 30, 2007, were 5.25%, 5.31% and 5.32%, respectively. Each rate includes the applicable rate based on the latest results of the auction, and does not include commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Fund may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The Preferred Stock is redeemable in certain circumstances at the option of the Fund. The Preferred Stock is also subject to a mandatory redemption if the Fund fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)

10.	Interest Rate Swap Contracts

The Fund has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of November 30, 2007, the Fund has entered into eight interest rate swap contracts with UBS AG as summarized below. For all eight swaps, the Fund receives a floating rate, based on one-month LIBOR.

	Notional	Fixed Rate	Unrealized
Termination Dates	Amount	Paid by the Fund	(Depreciation)

9/07/2010	$25,000	4.75%	$(621)
9/11/2010	25,000	4.65	(557)
11/01/2010	50,000	4.46	(857)
1/09/2011	25,000	4.75	(668)
11/01/2012	25,000	4.30	(248)
11/14/2013	25,000	5.00	(1,098)
11/16/2013	10,000	4.95	(413)
12/30/2015	25,000	4.85	(850)

	$210,000		$(5,312)

At November 30, 2007, the weighted average duration of the interest rate swap contracts was 4.3 years and the weighted average fixed interest rate was 4.67%.

11.	Common Stock

The Fund has 199,979,000 shares of common stock authorized. Of the 32,205,867 shares of common stock outstanding at November 30, 2007, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2007, were as follows:

Shares outstanding at November 30, 2006	31,679,238
Shares issued through reinvestment of dividends and distributions	526,629

Shares outstanding at November 30, 2007	32,205,867

12.	Subsequent Events

On December 6, 2007 and January 22, 2008, the Fund had entered into two additional interest rate swap agreements with a notional value of $25 million and $30 million, at a fixed interest rate of 3.85% and 3.20%, respectively. Each of these interest rate swap agreements has a maturity of three years. Under the agreements the Fund receives floating rate of interest and pays a fixed rate of interest on the notional value of the swaps.

On January 11, 2008, the Fund paid a dividend to its common stockholders in the amount of $0.49 per share, for a total of $15,781. Of this total, pursuant to the Fund’s dividend reinvestment plan, $5,410 was reinvested into the Fund, and 209,275 shares of common stock were purchased in the open market to satisfy such reinvestment plan.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson Energy Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets applicable to common stockholders and cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) at November 30, 2007, and the results of its operations, the changes in its net assets applicable to common stockholders, its cash flows, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 25, 2008

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PRIVACY POLICY NOTICE
(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) considers privacy to be fundamental to our relationship with our stockholders. The Fund committed to maintaining the confidentiality, integrity and security of the non-public personal information of our stockholders and potential investors. Accordingly, the Fund has developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide us with nonpublic personal information.

The Fund may collect several types of nonpublic personal information about stockholders or potential investors, including:

•	Information from forms that you may fill out and send to the Fund or one of its affiliates or service providers in connection with an investment in the Fund (such as name, address, and social security number);

•	Information you may give orally to the Fund or one of its affiliates or service providers;

•	Information about your transactions with the Fund, its affiliates, or other third parties, such as the amount stockholders have invested in the Fund;

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of its stock; and

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).

The Fund may disclose all of the information it collects, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. Such third parties are required to uphold and maintain our privacy policy when handling your nonpublic personal information.

The Fund may disclose information about stockholders or potential investors at their request. The Fund will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.

Within the Fund and its affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Fund and its affiliates have been instructed to follow our procedures to protect the privacy of your information.

The Fund reserve the right to change this privacy notice in the future. Except as described in this privacy notice, the Fund will not use your personal information for any other purpose unless we inform you how such information will be used at the time you disclose it or the Fund obtains your permission to do so.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

TAX INFORMATION
(amounts in 000’s)
(UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its stockholders within 60 days of the Fund’s year end (November 30, 2007) as to the U.S. federal tax status of dividends and distributions received by the Fund’s preferred and common stockholders in respect of such year. The $16,101 dividend and distributions paid to preferred stockholders in respect of such year, is represented by $11,907 of ordinary income and $4,194 of capital gains. The $58,842 dividend and distributions paid to common stockholders in respect of such year, is represented by $43,513 of ordinary income and $15,329 of capital gains. The Fund has met the requirements to treat 64% of its ordinary income as qualified dividends. Please note that to utilize the lower tax rate for qualifying dividend income, stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

Notification for calendar year 2007 was mailed in January 2008. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns. Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be determined as follows: (a) If the Fund’s Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) the Fund’s Common Stock’s net asset value on that date or (ii) 95% of the market price of the Fund’s Common Stock on that date; (b) If the Fund’s Common Stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

4. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

5. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

6. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN — (CONCLUDED)
(UNAUDITED)

Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

8. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

9. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

10. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

11. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

12. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

13. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

14. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: June 15, 2005
Amended: December 13, 2005

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The Fund’s Board of Directors has approved the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Fund’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Fund under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Fund. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Fund in light of their experience as Directors of the Fund and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions or concerns raised by them in the past. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Fund’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Fund. This data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund. The comparative information showed that the performance of the Fund compares favorably to other similar funds. The Independent Directors also considered the fact that the Fund has historically outperformed the benchmark provided under the Agreement for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Fund’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy companies. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Fund at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE — (CONCLUDED)
(UNAUDITED)

investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund

The Independent Directors then considered the costs of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Fund is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Fund. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Fund. The Independent Directors acknowledged that the Fund’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Fund’s portfolio, by aggregating securities trades.

The Independent Directors also considered the Fund’s management fee under the Agreement in comparison to the management fees of funds within the Fund’s peer group and believed such comparisons to be acceptable to the Fund. One significant justification for a higher fee for the Fund compared to certain of its peer funds is the greater investment in private transactions by the Fund, which are viewed as potentially more complex and difficult.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Fund. They considered the anticipated asset levels of the Fund, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to increasing staff devoted to managing the Fund as the assets of the Fund increase, and its commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company.

Based on the review of the Board of Directors of the Fund, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Fund and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Fund under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Fund under the Agreement and that approval of the continuation of the Agreement was in the best interests of stockholders of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Other
	Position(s)			Directorships
Name and Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Independent Directors(1)
Anne K. Costin c/o KA Fund Advisors, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since July 2005	Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson MLP Investment Company

Steven C. Good c/o KA Fund Advisors, LLC. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	3-year term (until the 2008 Annual Meeting of Stockholders)/served since May 2005	Senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson MLP Investment Company; OSI Systems, Inc.; Big Dog Holdings, Inc.; and California Pizza Kitchen, Inc.

Gerald I. Isenberg c/o KA Fund Advisors, LLC. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1940)	Director	3-year term (until the 2008 Annual Meeting of Stockholders)/served since May 2005	Adjunct Professor and Tenured Professor at the University of Southern California School of Cinema-Television since 2007 and 1995, respectively. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002.	Kayne Anderson MLP Investment Company; Teeccino Caffe Inc.; the Caucus of Producers, Writers and Directors Foundation

Michael C. Morgan c/o KA Fund Advisors, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since May 2007	President and Chief Executive Officer Portcullis Partners, LP, a privately owned investment partnership, since 2005. Adjunct Professor in the Practice of Management at the Jones Graduate School of Management at Rice University since 2003. President of Kinder Morgan, Inc., an energy transportation and storage company, and of Kinder Morgan Energy Partners, LP, a publicly traded pipeline limited partnership, from 2001 to 2004.	Kayne Anderson MLP Investment Company; Knight, Inc. (f.k.a. Kinder Morgan, Inc.)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS — (CONTINUED)
(UNAUDITED)

Other
	Position(s)			Directorships
Name and Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Interested Director(1) and Corporate Officers
Kevin S. McCarthy(3) c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2009 Annual Meeting of Stockholders), elected annually as an officer/served since May 2005	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. From November 2000 to May 2004, Global Head of Energy at UBS Securities LLC. President and Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Development Company (“KED”).	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, L.L.C.; Direct Fuels Partners, L.P.

Terry A. Hart c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Chief Financial Officer and Treasurer of KYN since December 2005 and of KED since September 2006. Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky c/o KA Fund Advisors, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary, and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004 and of KED since 2006.	None

J.C. Frey c/o KA Fund Advisors, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Vice President; Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Vice President since June 2005	Senior Managing Director of KACALP since 2004, and of KAFA since 2006 and as a Managing Director of KACALP since 2001. Portfolio Manager of KACALP since 2000 and Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KED since 2006.	None

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS — (CONCLUDED)
(UNAUDITED)

Other
	Position(s)			Directorships
Name and Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

James C. Baker c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1972)	Vice President	Elected annually/served since June 2005	Senior Managing Director of KACALP and has served since December 2004 and of KAFA since 2006. Vice President of KYN since 2004 and of KED since 2006. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	ProPetro Services, Inc.

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP .

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson Energy Total Return Fund, Inc. by virtue of his employment relationship with KACALP, investment adviser of the Fund.

Additional information regarding the Fund’s directors is contained in the Fund’s Statement of Additional Information, the most recent version of which can be found on the Fund’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

ANNUAL CERTIFICATION
(UNAUDITED)

The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kaynefunds.com; or

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

SHARE REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase shares of its common stock in the open market.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Michael C. Morgan	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Bear Stearns Funds Management Inc. 383 Madison Avenue New York, NY 10179

1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540	PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kaynefunds.com.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(c) and (d). During the period covered by this report, there was no amendment to, and no waiver granted from, any provision of the code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, and persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee.
(a)(2) The audit committee financial experts are Steven C. Good, Gerald I. Isenberg and Michael C. Morgan. Messrs. Good, Isenberg and Morgan are “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2007, and (b) fiscal year ended November 30, 2006.

	2007	2006
Audit Fees	$158,000	$161,000
Audit-related Fees	—	—
Tax	137,000	130,000
Other	—	—

Total	$295,000	$291,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2007 was 137,000, and $130,000 for the fiscal year ended November 30, 2006. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Michael C. Morgan and Gerald I. Isenberg are the members of the Registrant’s audit committee.
Item 6. Schedule of Investments.
     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser. Effective December 31, 2006, Kayne Anderson Capital Advisors, L.P. assigned its investment management agreement to its subsidiary KA Fund Advisors, LLC (the “Adviser”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2007, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is Registrant’s Chief Executive Officer and co-portfolio manager and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company since July 2004 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at Kayne Anderson Capital Advisors, L.P. since June 2004 and of KA Fund Advisers, LLC (collectively with Kayne Anderson Capital Advisors, L.P., “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is Registrant’s Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company since July 2004 and Kayne Anderson Energy Development Company since September 2006. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) & (ii) Other Accounts Managed by Portfolio Managers:
     The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2007. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in billions)	Accounts	($ in billions)	Accounts	($ in billions)
Kevin McCarthy	1	$2.2	0	N/A	0	N/A
J.C. Frey	1	$2.2	1	$0.0	0	N/A

(a)(2)(iii) Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2007. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in billions)	Accounts	($ in billions)	Accounts	($ in billions)
Kevin McCarthy	1	$0.4	0	N/A	0	N/A
J.C. Frey	1	$0.4	9	$2.2	2	$0.1

(1)	Messrs. McCarthy and Frey serve as portfolio manager of KED, a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
(a)(2)(iv) Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to that of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation, as of November 30, 2007:
Messrs. McCarthy and Frey are compensated by Kayne Anderson through partnership distributions from Kayne Anderson, based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisors.
(a)(4) As of November 30, 2007, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each portfolio manager in the Registrant is shown below:
Kevin McCarthy: $100,001-$500,000
J.C. Frey: $100,001-$500,000

Through their limited partnership interests in Kayne Anderson Capital Advisors, L.P., which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kayne Anderson Energy Total Return Fund, Inc.
By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman, President and Chief Executive Officer
Date: February 7, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman, President and Chief Executive Officer
Date: February 7, 2008

By:	/S/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer
Date: February 7, 2008